Commitments, Guarantees, and Contingent Liabilities (Assets Provided as Collateral for Short-Term and Long-Term Debt Payables to Financial Institutions) (Detail) - JPY (¥) ¥ in Millions	Dec. 31, 2022	Mar. 31, 2022
Debt Disclosure [Abstract]
Lease payments, loans and investment in operating leases	¥ 111,694	¥ 106,699
Investment in securities	173,845	175,912
Property under facility operations	125,676	112,730
Other assets and other	69,098	27,784
Total	¥ 480,313	¥ 423,125